DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA-2LNY

Supplement dated March 30, 2020

to the

Prospectus dated May 1, 2007

Effective on or about April 30, 2020 (the “Liquidation Date”), due to the liquidation of the underlying portfolioS listed below (the “Portfolios”), the subaccounts listed below (the “Subaccounts”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Core Value Portfolio	Core Value Portfolio	BNY Mellon Investment Adviser, Inc.
International Equity Portfolio	International Equity Portfolio	BNY Mellon Investment Adviser, Inc.
International Value Portfolio	International Value Portfolio	BNY Mellon Investment Adviser, Inc.
Quality Bond Portfolio	Quality Bond Portfolio	BNY Mellon Investment Adviser, Inc.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccounts to any other subaccounts available in your policy. These transfers will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccounts on the Liquidation Date, shares of the Portfolios held for you in the Subaccounts will be exchanged for shares of the Government Money Market Portfolio (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Government Money Market Portfolio subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing or Dollar Cost Averaging with the Subaccounts for the Portfolios. If you are using an automated transfer feature such as Rebalancing or Dollar Cost Averaging with the Subaccounts for the Portfolios, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccounts for the Portfolios will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the above referenced Variable Annuities